Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
31. SUBSEQUENT EVENTS
The Group had the following significant events occurred subsequent to December 31, 2010:
On May 24, 2011, Cloudary Corporation, which operates Shanda’s online literature business, submitted a registration statement to the U.S. Securities and Exchange Commission (the “SEC”) for a possible initial public offering (the “Proposed IPO”).
On April 1, 2011, the Company, through a wholly owned subsidiary of Shanda Media Group Ltd. (“Shanda Media”), entered into agreements with Ku6, pursuant to which the Company agreed to subscribe 1,538,461,538 ordinary shares of Ku6 at a per share price of US$0.0325 (or US$3.25 per ADS) for US$50,000,000 in cash and US$50,000,000 aggregate principal amount of 3-year senior convertible notes at face value. The bonds will bear an interest of 3% per annum, payable semi-annually. The bonds will be convertible into ordinary shares of Ku6 at a price of US$0.03925 per ordinary share (or US$3.925 per ADS). The conversion rights will start in 6 months after the closing date. The transaction was approved by the board of Ku6 in April 2011 and approved by the shareholders of Ku6 in June 2011. The transaction is expected to be closed by the end of June 2011 or early July 2011.
On May 18, 2011, Ku6 announced a plan to restructure its sales department by reducing total workforce by approximately 20% and all employees affected by this plan will be from the sales force. The Group expects that a non-recurring restructuring charge will be recorded in the second quarter of 2011.